EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 3, 1998 included in XOMA Corporation's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                                      ARTHUR ANDERSEN LLP


San Francisco, California
July 30, 1998